Fees Summary	Jun. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 862,500,000
Previously Paid Amount	0
Total Fee Amount	132,048.75
Total Offset Amount	0
Net Fee	$ 132,048.75